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                                                                    EXHIBIT 3.34

                                STATE OF DELAWARE
                                                                          PAGE 1
                        OFFICE OF THE SECRETARY OF STATE

      I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF LIMITED PARTNERSHIP "RADIO ONE OF TEXAS L.P.", FILED IN THIS OFFICE ON THE TWENTIETH DAY OF NOVEMBER, A.D. 2001, AT 9 O'CLOCK A.M.

                  [SEAL]             /s/ Harriet Smith Windsor
                                     -------------------------------------------
                                     Harriet Smith Windsor, Secretary of State

3448945  8100                                        AUTHENTICATION: 1458631

010590850                                                     DATE: 11-21-01

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                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                       DIVISION OF CORPORATIONS
                                                       FILED 09:00 AM 11/20/2001
                                                          010590850 - 3448945

                               STATE OF DELAWARE
                       CERTIFICATE OF LIMITED PARTNERSHIP

- The Undersigned, desiring to form a limited partnership pursuant to the Delaware Revised Uniform Limited Partnership Act, 6 Delaware Code, Chapter 17, do hereby certify as follows:

-     FIRST: The name of the limited partnership is Radio One of Texas, L.P.

- SECOND: The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, DE 19808. The name of its Registered agent at such address is Corporation Service Company.

- THIRD: The name and mailing address of the sole general partner is as follows:

                Radio One of Texas I, LLC
                5900 Princess Garden Pkwy., 8th Floor
                Lanham, MD 20706

- IN WITNESS WHEREOF, the undersigned has executed this Certificate of Limited Partnership of Radio One of Texas, L.P, as of this 20th day of November, 2001.

                                       By: Radio One of Texas I, LLC
                                           General Partner

                                           By: /s/ LINDA J. ECKARD VILARDO
                                               ---------------------------
                                           Name: LINDA J. ECKARD VILARDO
                                           Title: Assistant Secretary